See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)        Weldon Capital Funds, Inc.

By      /s/ Douglas G. Ciocca

Douglas G. Ciocca, President

Date         December 8, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By          /s/ Douglas G. Ciocca

Douglas G. Ciocca, President

Date        December 8, 2005

By           /s/ Scott A. Sadaro

Scott A. Sadaro, Chief Financial Officer and Treasurer

Date     December 8, 2005

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21509

Weldon Capital Funds, Inc.
(Exact name of registrant as specified in charter)

4747 W. 135th Street Suite 100 Leawood, Kansas 66224
(Address of principal executive offices) (Zip code)

Freddie Jacobs, Jr.
Unified Fund Services, Inc.
431 N. Pennsylvania St.
Indianapolis, IN 46204
(Name and address of agent for service)

Registrant's telephone number, including area code: 913-239-2300

Date of fiscal year end: 03/31

Date of reporting period: 09/30/05

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Weldon Equity & Income Fund

Semi-Annual Report

September 30, 2005

(Unaudited)

Fund Advisor:

Weldon Capital Management, Ltd.
4747 W. 135th Street, Suite 100
Leawood, Kansas 66224

Toll Free: (800) 506-9245

Management's Discussion & Analysis

For the six months ended September 30, 2005, the Weldon Equity & Income Fund posted a gain of 1.79% including reinvested dividends. This compares to a gain of 5.02% for the S&P 500 Index and 2.52% for the Lehman Brothers Intermediate Government/Corporate Bond Index during the same period.

The Fund's comparative performance is below our expectations and threshold for satisfaction, but does not discourage our determination to provide the best risk-adjusted returns for our shareholders on a long-term basis. Markets are not dependable in providing perpetual positive reinforcement to investors. Disciplines tend to come in and out of favor and the disciplines that we employ have not been highly regarded over the last twelve months. While we are confident that the sun will shine on our efforts soon, exactly when this will occur is beyond out capability to determine.

Our portfolio management style at Weldon Capital deviates from current Wall Street convention in two important ways. First, our bond and stock selection process is primarily *price* sensitive as opposed to *outlook* sensitive. This distinction was popularized by famed value investor, Martin Whitman. Price sensitivity means we compare the estimated dollars of current benefit being purchased for every dollar of price. We define "benefit" broadly – to include, among others, expected return on capital, balance sheet stability or even an intangible benefit such as corporate management business acumen and experience. In a nutshell, price sensitivity leads us to ask: "Are we getting a good deal today?"

In contrast, outlook sensitivity deals less in the here and now and looks toward the future. An outlook sensitive investor may overlook valuations where dollars of current price are less than dollars of current benefit, in anticipation of a future event that may or may not take place. An outlook sensitive investor typically asks: "Will this look like a good idea tomorrow?"

While we find self-confidence and conviction to be desirable characteristics in the money management business, our inability to accurately predict the future is a shortcoming with which we have come to grips. Consequently, we are forced to deal in known facts, where prices are what they are and the future is at best, ambiguous and, at worse, indefinite.

Wall Street firms for years have sponsored banquet lunches where they peddle prognostications to information-hungry investors. These investors are anxious to know how the future will unfold. Most of the time, however, these predictions are nothing more than irrational extensions of current conditions, similar to a carnival weight-guesser adjusting his estimate after watching his patsy devour large quantities of cotton candy.

At Weldon Capital, we are content to bring our sack lunches to the office and to share them with our co-workers without the benefit of a crystal ball. Not only do we feel inadequate to predict the future, but we believe our price sensitivity outlook does not require it, and we believe it is a better method.

The Fund's portfolio was underweight energy stocks and long-term bonds during the first half of the year, which inhibited the Fund's performance. Energy stocks have been in favor with the more boisterous outlook sensitive investors who decree the pending oil shortage and dismiss any threats of future inflation. We have a difficult time subscribing to this line of thinking. We also are too excited about the prices of so many other securities about which we can confidently say, "We believe we are getting a good deal today!"

Energy stock investors now are just like the high tech investors in the late 1990s who defended excessive tech stock valuations on the basis of astronomical growth rate projections. We believe energy stocks will suffer a similar fate to the tech boom and bust. Tech stock investors focused on this single sector, ignoring other sectors to their detriment. We are attempting to capitalize on sectors overlooked by the single-sector focused investors, such as those who are focused solely on the energy sector.

In assessing our success, there is a fine line between being early and being wrong. We are confident in our advanced identification of attractive valuations in the stock market and the ability to get what we pay for. Valuation mean-regression is a historical occurrence that tends to repeat itself, and that is the only prediction of the future that we will ever confidently make – perhaps it would sound more exciting if delivered with chicken cordon bleu.

The second facet in which Weldon Capital deviates from Wall Street convention is in our practice of broadening the Fund's portfolio to create a more optimized asset allocation. Ibbotson Associates has demonstrated that 90% of the return of a portfolio is derived from the broad allocation of assets into distinct classes and 10% is derived from the security selection within those asset classes. We utilize multiple security types, which we deploy to broaden the Fund's allocation to include interests in several fixed income asset classes (securities of the U.S. government and its agencies, TIPs, corporate bonds, preferred stocks and convertible securities) and multiple equity asset classes (large capitalization, small capitalization, international, and emerging markets).

At Weldon Capital, we attempt to identify and invest in overlooked market sectors with profits taken from elevated market sectors, recognizing that this strategy could take us across a wide spectrum of investment alternatives. Concentration can be dangerous to long-term portfolio returns unless valuations keep pace with prices, providing continual comfort in our ability to justify price sensitive purchases.

We are hopeful that the remainder of the calendar and fiscal year will reinforce our unconventional (by Wall Street standards) approach and the recognition of value will extend beyond certain market sectors within which we cannot make much sense of investing our shareholder dollars.

Thank you for your continued confidence in Weldon Capital.

Yours in Investing,



Douglas G. Ciocca

The Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling (800) 506-9245. Please read it carefully before investing.

The opinions expressed are those of Weldon Capital Funds, Inc. and are current only through November 3, 2005. These views are subject to change at any time based on market and other conditions, and no forecast can be guaranteed.

The Fund is distributed by Unified Financial Securities, Inc., Member NASD.

Investment Results

Average Annual Total Returns (for the period ended September 30, 2005)				
	Three Month	Six Month	One Year	Since Commencement of Fund Operations (May 3, 2004)
Weldon Equity & Income Fund*	0.75%	1.79%	6.19%	5.93%
Weldon Equity & Income Fund (after deduction of redemption fee)*	-0.26%	1.79%	6.19%	5.93%
S & P 500 Index**	3.60%	5.02%	12.25%	8.90%
Lehman Brothers Intermediate Government/Corporate Bond Index**	-0.64%	1.82%	1.36%	2.87%
Lipper Balanced Fund Index**	2.93%	4.77%	10.04%	8.29%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (800) 506-9245.

* *Return figures reflect any change in price per share and assume the reinvestment of all distributions.*

*** The Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The S&P 500 Index, Lehman Brothers Intermediate Government/Corporate Bond Index and Lipper Balanced Fund Index are widely recognized unmanaged indices representative of broader markets and ranges of securities than is found in the Fund's portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.*

The Fund is distributed by Unified Financial Securities, Inc.

Comparison of the Growth of a $10,000 Investment in the Weldon Equity & Income Fund, the S&P 500 Index, the Lehman Brothers Intermediate Government/Corportate Bond Index and the Lipper Balanced Fund Index


Weldon Equity & Income Fund - $10,852
S & P 500 Index - $11,278
Lehman Brothers Intermediate Government/Corporate Bond Index - $10,407
Lipper Balanced Fund Index - $10,682
Commencement of Fund Operations 5/3/2004
Value
11,500
11,400
11,300
11,200
11,100
11,000
10,900
10,800
10,700
10,600
10,500
10,400
10,300
10,200
10,100
10,000
9,900
9,800
Apr-04
May-04
Jun-04
Jul-04
Aug-04
Sep-04
Oct-04
Nov-04
Dec-04
Jan-05
Feb-05
Mar-05
Apr-05
May-05
Jun-05
Jul-05
Aug-05
Sep-05
Date

	Weldon	S&P 500	Lehman Brothers	Lipper Balanced
5/3/2004	10,000.00	10,000.00	10,000.00	10,000.00
5/31/2004	10,080.00	10,044.49	9,968.00	9,995.00
6/30/2004	10,180.00	10,239.77	9,997.90	10,150.92
7/31/2004	10,030.00	9,900.42	10,081.89	9,960.08
8/31/2004	10,160.00	9,940.19	10,250.25	10,020.84
9/30/2004	10,220.00	10,047.77	10,267.68	10,170.15
10/31/2004	10,320.00	10,201.27	10,336.47	10,279.99
11/30/2004	10,580.00	10,613.89	10,242.41	10,556.52
12/31/2004	10,822.04	10,974.96	10,312.06	10,820.43
1/31/2005	10,641.34	10,707.45	10,331.65	10,680.85
2/28/2005	10,791.92	10,932.66	10,274.83	10,831.45
3/31/2005	10,661.42	10,739.27	10,221.40	10,681.98
4/30/2005	10,540.95	10,535.71	10,337.92	10,553.79
5/31/2005	10,711.61	10,870.66	10,430.96	10,795.47
6/30/2005	10,771.84	10,886.23	10,474.77	10,873.20
7/31/2005	10,972.62	11,290.90	10,387.83	11,114.59
8/31/2005	10,912.39	11,187.77	10,509.37	11,146.82
9/30/2005	10,852.16	11,278.35	10407.43	11,191.41

Fund Holdings – (Unaudited)



Weldon Equity & Income Fund Holdings as of September 30, 2005 1
Large and Mid-Cap Companies2 58.46%
Fixed Income Securities 30.38%
Other Companies3 6.72%
Small-Cap Companies4 2.59%
Money Market Securities 1.12%
Other Assets Less Liabilities 0.73%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%

[1]As a percentage of net assets.
[2]U.S. companies with market capitalizations of $2 billion or more.
[3]Includes preferred stocks and exchange-traded funds (ETFs).
[4]U.S. companies with market capitalizations below $2 billion.

Weldon Equity & Income Fund (the "Fund") normally invests approximately 50% to 70% of its assets in common stocks, primarily those of medium and large capitalization U.S. companies (*e.g.* market capitalizations of $2 billion or more). The Fund normally invests approximately 30% to 50% of its assets in convertible securities and bonds.

Availability of Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available at the SEC's website at www.sec.gov. The Fund's Form N-Qs may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund's Expenses – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (i) redemption fees on short-term redemptions, and (ii) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period (April 1, 2005) and held for the entire period (through September 30, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund's actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the redemption fee imposed on short-term redemptions. The second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. If incurred, the short-term redemption fee imposed by the Fund would increase your expenses.

Weldon Equity & Income Fund	**Beginning Account Value April 1, 2005**	**Ending Account Value September 30, 2005**	**Expenses Paid During Period* ended September 30, 2005**
Actual	$1,000.00	$1,017.89	$8.34
Hypothetical (5% return before expenses)	$1,000.00	$1,016.80	$8.34

*Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The annualized expense ratio for the Fund was 1.65%.

Weldon Equity & Income Fund
Schedule of Investments
September 30, 2005 (Unaudited)

Common Stocks - 61.05%	Shares	Value
Applications Software - 1.37%		
Microsoft Corp.	14,000	$ 360,220
Beverages - Non-alcoholic - 1.22%		
The Coca-Cola Co.	7,400	319,606
Brewery - 1.15%		
Anheuser-Busch Companies, Inc.	7,000	301,280
Building - Maintenance & Service - 1.03%		
Rollins Inc.	13,850	270,352
Commercial Banks - Central U.S. - 0.77%		
TCF Financial Corp.	7,500	200,625
Commercial Services - Finance - 1.28%		
H & R Block Inc.	14,000	335,720
Computer Services - 1.64%		
Electronic Data Systems Corp.	19,100	428,604
Consumer Products - Miscellaneous - 1.31%		
Fortune Brands Inc.	4,200	341,586
Converted Paper & Paperboard Products - 1.82%		
3M Co.	6,500	476,840
Cosmetics & Toiletries - 1.63%		
Procter & Gamble Co.	7,200	428,112
Data Processing/Management - 1.91%		
First Data Corp.	12,500	500,000
Disposable Medical Products - 1.81%		
C. R. Bard Inc.	7,200	475,416
Diversified Operations - 0.66%		
Leucadia National Corp.	4,000	172,400
Finance - Investment Bankers/Brokers - 3.52%		
Citigroup Inc.	8,250	375,540
Morgan Stanley & Co., Inc.	7,250	391,065
Charles Schwab Corp.	10,800	155,844
		922,449
Food - Wholesale/Distribution - 1.40%		
Sysco Corp.	11,700	367,029
Forestry - 1.40%		
Plum Creek Timber Co.	9,700	367,727
Gas - Distribution - 1.29%		
Keyspan Corp.	9,200	338,376
Insurance Brokers - 1.15%		
Marsh & McLennan Companies, Inc.	9,900	300,861
Internet Security - 1.25%		
Symantec Corp. (a)	14,500	328,570

Common Stocks - 61.05% - continued	**Shares**	**Value**
Machinery - Pumps - 1.95%		
Graco Inc.	14,900	$ 510,772
Medical - Drugs - 1.37%		
Abbott Laboratories	8,450	358,280
Medical - Generic Drugs - 1.35%		
Mylan Laboratories	18,300	352,458
Medical Instruments - 1.48%		
Beckman Coulter Inc.	7,200	388,656
Medical Products - 2.93%		
Baxter International Inc.	10,200	406,674
Johnson & Johnson	5,700	360,696
		767,370
Miscellaneous Food Preparations & Kinder Products - 1.00%		
McCormick & Company, Inc.	8,000	261,040
Multi-Line Insurance - 0.95%		
Allstate Corp.	4,500	248,805
Oil Companies - Exploration & Production - 1.46%		
Anadarko Petroleum Corp.	4,000	383,000
Oil Companies - Integrated - 2.66%		
Chevrontexaco Corp.	4,700	304,231
Exxon Mobil Corp.	6,200	393,948
		698,179
Orthopedic, Prosthetic & Surgical Appliance & Supplies - 0.79%		
Biomet, Inc.	6,000	208,260
Reinsurance - 1.51%		
Berkshire Hathaway Inc. - Class B (a)	145	395,995
REITS - Apartments - 0.63%		
GMH Communities	11,200	164,304
Retail - Drug Store - 1.57%		
CVS Corp.	14,200	411,942
Retail - Retail Stores - 0.83%		
Petsmart, Inc.	10,000	217,800
Semiconductors - Integrated Circuits - 1.02%		
Maxim Integrated Products, Inc.	6,250	266,562
Services - Management Consulting Services - 0.93%		
Watson Wyatt & Co.	9,000	242,550
S&L/Thrifts - Western U.S. - 1.61%		
Washington Mutual Inc.	10,750	421,615
Super-Regional Banks - U.S. - 1.28%		
US Bancorp	11,950	335,556
Telephone - Integrated - 1.43%		
Alltel Corp.	5,750	374,382

Weldon Equity & Income Fund
Schedule of Investments - continued
September 30, 2005 (Unaudited)

Common Stocks - 61.05% - continued	Shares		Value
Tobacco - 5.01%			
Altria Group Inc.	7,000	$	515,970
Loews Corp. - Carolina Group	8,500		336,855
UST Inc.	11,000		460,460
			1,313,285
Tools - Hand Held - 1.68%			
Black & Decker Corp.	5,350		439,182
TOTAL COMMON STOCKS (Cost $14,581,274)			15,995,766

Fixed Income Securities - 30.38%

Corporate Bonds - 16.81%		Principal Amount	Value
AK Steel Corp., 7.875%, 2/15/2009	$	100,000	97,500
American Express Co., 3.750%, 11/20/2007		100,000	98,453
Banc One Corp., 7.600%, 5/01/2007		150,000	156,542
Bank of America Corp., 5.950%, 2/15/2006		100,000	100,284
Berkshire Hathaway Financial Corp., 3.375%, 10/15/2008		100,000	96,603
Berkshire Hathaway Financial Corp., 4.200%, 12/15/2010		150,000	146,587
Block Financial Corp., 5.125%, 10/30/2014		100,000	97,208
Caterpillar Financial Services Corp., 4.350%, 3/4/2009		200,000	198,309
Diageo Capital PLC, 3.500%, 11/19/2007		200,000	195,642
Dow Chemical, 5.750%, 12/15/2008		100,000	103,497
Ford Motor Credit Co., 7.750%, 2/15/2007		100,000	101,243
General Electric Capital Corp., 2.625%, 8/15/2006		150,000	147,603
General Electric Capital Corp., 2.800%, 1/15/2007		100,000	98,026
General Electric Capital Corp., 5.875%, 2/15/2012		100,000	105,203
General Electric Capital Corp., 6.500%, 11/01/2006		100,000	102,024
GMAC, 3.600%, 6/15/2006		100,000	98,283
GMAC, 4.500%, 7/15/2006		200,000	198,538
GMAC, 6.750%, 1/15/2006		100,000	100,530
Gillette Company, 4.125%, 8/30/2007		100,000	99,186
Goodyear Tire & Rubber, 8.500%, 3/15/2007		100,000	103,500
GTE Hawaiian Telephone, 7.375%, 9/01/2006		200,000	202,971
Household Finance Corp., 2.750%, 7/15/2006		100,000	98,573
International Lease Finance Corp., 4.000%, 1/17/2006		150,000	149,867
J. C. Penney Co. Inc., 6.500%, 12/15/2007		100,000	103,875
Kraft Foods, Inc., 4.125%, 11/12/2009		100,000	97,600
Lyondell Chemical Co., 9.625%, 5/01/2007		100,000	105,500
McCormick & Company Inc., 6.400%, 2/01/2006		100,000	100,697
Providian Corp., 6.670%, 3/07/2006		150,000	151,320
Rollins Truck Leasing, 6.750%, 4/05/2006		150,000	152,137
Southern California Gas Co., 4.800%, 10/01/2012		100,000	100,572
Suntrust Banks Inc., 5.050%, 7/01/2007		100,000	100,753
Toyota Motor Credit Corp., 5.650%, 1/15/2007		200,000	202,306
Wal-Mart Stores, 4.375%, 7/12/2007		100,000	99,949
Walt Disney Company, 5.500%, 12/29/2006		100,000	101,113
Wells Fargo Company, 3.120%, 8/15/2008		200,000	191,994
TOTAL CORPORATE BONDS (Cost $4,458,773)			4,403,988

Fixed Income Securities - 30.38% - continued	Principal Amount	Value
U. S. Government Agency & Treasury Obligations - 13.57%		
Federal Farm Credit Bank - 2.08%		
1.650%, 10/19/2005	$ 100,000	$ 99,972
1.800%, 10/24/2005	200,000	199,917
3.375%, 9/24/2007	150,000	147,153
4.340%, 5/19/2008	100,000	98,949
		545,991
Federal Home Loan Bank - 2.83%		
1.820%, 12/30/2005	100,000	99,487
3.000%, 10/12/2007	100,000	97,381
3.250%, 7/21/2006	150,000	148,770
3.310%, 3/28/2007	200,000	199,170
4.000%, 5/19/2008	200,000	197,704
		742,512
Federal Home Loan Mortgage Company - 1.72%		
3.125%, 10/22/2015	100,000	97,927
5.250%, 1/15/2006	150,000	150,504
5.250%, 3/15/2006	200,000	201,028
		449,459
Federal National Mortgage Association - 1.91%		
2.875%, 10/15/2005	150,000	150,037
5.500%, 2/15/2006	200,000	201,103
5.550%, 9/10/2015	150,000	150,042
		501,182
U. S. Treasury Obligations - 5.03%		
U. S. Treasury Strip Note, 0.000%, 11/15/2005	300,000	298,866
U. S. Treasury Inflationary Index Note, 3.375%, 1/15/2007	184,968	191,348
U. S. Treasury Inflationary Index Note, 3.500%, 1/15/2011	224,504	247,332
U. S. Treasury Inflationary Index Note, 3.625%, 1/15/2008	181,396	192,068
U. S. Treasury Inflationary Index Note, 3.875%, 1/15/2009	178,692	193,909
U. S. Treasury Inflationary Index Note, 4.250%, 1/15/2010	174,183	194,888
		1,318,411
TOTAL U. S. GOVERNMENT AGENCY & TREASURY OBLIGATIONS (Cost $3,541,649)		3,557,555
TOTAL FIXED INCOME SECURITIES (Cost $8,000,422)		7,961,543

Preferred Stocks - 0.89%	Shares	
BAC Capital Trust, 7.000%	2,000	51,260
Goldman Sachs Group, Inc., 3.911%	6,000	155,100
Lehman Brothers Holdings, 6.250%	1,000	26,375
TOTAL PREFERRED STOCKS (Cost $227,835)		232,735

Weldon Equity & Income Fund
Schedule of Investments - continued
September 30, 2005 (Unaudited)

Exchange-Traded Mutual Funds - 5.83%	Shares		Value
iShares Dow Jones Select Dividend Index Fund	3,500	$	217,980
iShares Dow Jones U.S. Real Estate Index Fund	3,000		192,810
iShares Russell 2000 Index Fund	3,500		232,190
iShares MSCI EAFE Index Fund	3,000		174,270
iShares MSCI Emerging Markes Index Fund	2,750		233,420
NASDAQ-100 Index Tracking Stock	3,000		118,380
Pharmaceutical Holders Trust	2,500		175,650
Regional Banks Holders Trust	1,400		182,630
TOTAL EXCHANGE-TRADED MUTUAL FUNDS (Cost $1,370,477)			1,527,330
Money Market Securities - 1.12%			
First American Government Obligations Fund - Class A, 3.020% (b)	292,857		292,857
TOTAL MONEY MARKET SECURITIES (Cost $292,857)			292,857
TOTAL INVESTMENTS (Cost $24,472,865) - 99.27%			26,010,231
Other assets less liabilities - 0.73%			192,240
TOTAL NET ASSETS - 100.00%		$	26,202,471

(a) Non-income producing.
(b) Variable rate security; the coupon rate shown represents the rate at September 30, 2005.

Weldon Equity & Income Fund
Statement of Assets and Liabilities
September 30, 2005 (Unaudited)

Assets		
Investments in securities, at value (cost $24,472,865)	$	26,010,231
Interest receivable		82,367
Dividends receivable		21,649
Receivable for investment securities sold		142,149
Receivable for Fund shares sold		52,536
Prepaid expenses		12,252
Total assets		26,321,184
Liabilities		
Payable for investment securities purchased		72,130
Payable for Fund shares repurchased		3,000
Accrued expenses		25,117
Payable to advisor		18,466
Total liabilities		118,713
Net Assets	$	26,202,471
Net Assets consist of:		
Paid in capital	$	24,483,318
Accumulated undistributed net investment income		168,046
Accumulated net realized gain from investment transactions		13,741
Net unrealized appreciation on investments		1,537,366
Net Assets	$	26,202,471
Shares outstanding (unlimited number of shares authorized)		2,423,257
Net Asset Value, offering price and redemption price per share	$	10.81

Weldon Equity & Income Fund
Statement of Operations
For the Six Months Ended September 30, 2005 (Unaudited)

Investment Income	
Dividend Income	$ 172,838
Interest Income	152,942
Total Investment Income	325,780
Expenses	
Investment advisor fee	161,065
Administration expenses	15,041
Transfer agent expenses	14,472
Fund accounting expenses	12,534
Legal expenses	9,542
Auditing expenses	8,552
Registration expenses	7,752
Insurance expenses	7,488
Pricing expenses	6,808
Custodian expenses	5,090
Miscellaneous expenses	4,627
Trustee expenses	3,110
Reports to shareholders	2,358
Total Expenses	258,439
Reimbursed expenses (a)	(45,833)
Net operating expenses	212,606
Net Investment Income	113,174
Realized & Unrealized Gain (Loss)	
Net realized gain on investment securities	96,142
Change in net unrealized appreciation (depreciation) on investment securities	251,006
Net realized and unrealized gain on investment securities	347,148
Net increase in net assets resulting from operations	$ 460,322

(a) See Note 3 to the financial statements.

Weldon Equity & Income Fund
Statements of Changes In Net Assets

	For the six months ended September 30, 2005 (Unaudited)	For the period ended March 31, 2005 (a)
Operations		
Net investment income	$ 113,174	$ 149,269
Net realized gain (loss) on investment securities	96,142	(82,401)
Change in net unrealized appreciation (depreciation)	251,006	1,286,360
Net increase in net assets resulting from operations	460,322	1,353,228
Distributions		
From net investment income	-	(94,397)
Capital Share Transactions		
Proceeds from Fund shares sold	1,888,583	25,541,485
Reinvestment of distributions	-	94,096
Amount paid for Fund shares repurchased	(1,455,178)	(1,685,668)
Net increase in net assets resulting from capital share transactions	433,405	23,949,913
Total Increase in Net Assets	893,727	25,208,744
Net Assets		
Beginning of period	25,308,744	100,000
End of period	$ 26,202,471	$ 25,308,744
Accumulated undistributed net investment income included in net assets at end of period	$ 168,046	$ 54,872
Capital Share Transactions		
Shares sold	174,651	2,524,218
Shares issued in reinvestment of distributions	-	8,737
Shares repurchased	(134,816)	(159,533)
Net increase from capital share transactions	39,835	2,373,422

(a) May 3, 2004 (Commencement of Operations) through March 31, 2005.

Weldon Equity & Income Fund
Financial Highlights
(For a Fund share outstanding throughout each period)

	For the six months ended September 30, 2005 (Unaudited)	For the period ended March 31, 2005 (a)
Selected Per Share Data		
Net asset value, beginning of period	$ 10.62	$ 10.00
Income from investment operations:		
Net investment income	0.05	0.06
Net realized and unrealized gain	0.14	0.60
Total from investment operations	0.19	0.66
Less Distributions to Shareholders:		
From net realized gain	-	(0.04)
Net asset value, end of period	$ 10.81	$ 10.62
Total Return	1.79% (b)	6.61% (b)
Ratios and Supplemental Data		
Net assets, end of period (000)	$ 26,202	$ 25,309
Ratio of expenses to average net assets	1.65% (c)	1.75% (c)
Ratio of expenses to average net assets before waiver & reimbursement	2.01% (c)	2.09% (c)
Ratio of net investment income to average net assets	0.88% (c)	0.76% (c)
Ratio of net investment income to average net assets before waiver & reimbursement	0.52% (c)	0.42% (c)
Portfolio turnover rate	12.59% (b)	16.30% (b)

(a) May 3, 2004 (Commencement of Operations) through March 31, 2005.
(b) Not annualized.
(c) Annualized.

Weldon Equity & Income Fund
Notes to the Financial Statements
September 30, 2005
(Unaudited)

NOTE 1. ORGANIZATION

Weldon Capital Funds, Inc. (the "Company") is a corporation organized under the laws of the State of Maryland pursuant to Articles of Incorporation filed on February 5, 2004. The Company is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company currently has one series, the Weldon Equity & Income Fund (the "Fund"), which has one class of shares. The Fund was organized as a diversified series of the Company. The Fund's registration statement was declared effective by the Securities and Exchange Commission on April 1, 2004. The Fund commenced operations on May 3, 2004. The Board of Directors of the Company (the "Board") has authority to issue multiple classes of shares and new series of the Company. The investment objective of the Fund is long-term capital growth and income. The Fund's investment advisor is Weldon Capital Management, Ltd. (the "Advisor").

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations - Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price.

Fixed income securities are valued by a pricing service when the Advisor believes such prices are accurate and reflect the fair market value of such securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor according to guidelines established by the Board. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation.

Federal Income Taxes - The Fund's policy is to continue to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Dividends and Distributions - The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request. The Fund expects that its distributions will consist primarily of capital gains.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company retains Weldon Capital Management, Ltd. to manage the Fund's investments. Under the terms of the management agreement (the "Agreement"), the Advisor manages the Fund's investments. As compensation for its investment management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.25% of the first $100 million in average daily net assets of the Fund and 1.00% on average daily net assets over $100 million. For the six months ended September 30, 2005, the Advisor earned fees, before reimbursement, of $161,065.

The Advisor has contractually agreed to waive its fee and, to the extent necessary, reimburse Fund expenses to maintain the Fund's total annual operating expenses, excluding any 12b-1 fees, brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses, at 1.65% of the Fund's average daily net assets for the fiscal year ended March 31, 2006. For the six months ended September 30, 2005, the Advisor waived fees of $45,833. At September 30, 2005, the Advisor was owed $18,466 for its advisory services.

The Fund retains Unified Fund Services, Inc. ("Unified"), a wholly owned subsidiary of Unified Financial Services, Inc., to manage the Fund's business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. For those services Unified receives a monthly fee from the Fund equal to an annual rate of 0.08% of the Fund's average daily net assets under $50 million, 0.06% of the Fund's average daily net assets from $50 million to $100 million, 0.05% of the Fund's average daily net assets from $100 million to $150 million, and 0.02% of the Fund's average daily net assets over $150 million, (subject to a minimum fee of $2,500 per month). For the six months ended September 30, 2005, Unified earned $15,041 for administrative services provided to the Fund.

The Fund also retains Unified to act as the Fund's transfer agent. Unified maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee from the Fund of $18.00 per shareholder (subject to a minimum monthly fee of $1,250), plus out-of-pocket expenses, for these transfer agency services. For the six months ended September 30, 2005, Unified earned fees of $7,520 for transfer agent services provided to the Fund and $6,952 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services to the Fund.

In addition, Unified provides the Fund with fund accounting services, which includes certain monthly reports, record keeping and other management-related services. For its services as fund accountant, Unified receives an annual fee from the Fund equal to 0.04% of the Fund's assets up to $50 million, 0.03% of the Fund's assets from $50 million to $100 million, 0.02% of the Fund's assets from $100 million to $150 million, and 0.01% of the Fund's net assets over $150 million (subject to a monthly minimum fee of $2,083). For the six months ended September 30, 2005, Unified earned $12,534 for fund accounting services provided to the Fund.

The Fund retains Unified Financial Securities, Inc., (the "Distributor") a wholly owned subsidiary of Unified Financial Services, Inc., to act as the principal distributor of its shares. There were no payments made to the Distributor by the Fund for the six months ended September 30, 2005.

NOTE 4. INVESTMENTS

For the six months ended September 30, 2005, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

Purchases	
U.S. Government Obligations	$ 300,000
Other	3,921,224
Sales	
U.S. Government Obligations	$ 350,000
Other	2,729,567

As of September 30, 2005, the net unrealized appreciation of investments for tax purposes was as follows:

Gross Appreciation	$ 1,867,775
Gross (Depreciation)	(330,409)
Net Appreciation on Investments	$ 1,537,366

At September 30, 2005, the aggregate cost of securities for federal income tax purposes was $24,472,865.

NOTE 5. ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a mutual fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of September 30, 2005, National Financial Securities LLC ("National Financial") held 54.15% and Charles Schwab & Co., Inc. ("Schwab") held 44.36% of the Fund's shares in omnibus accounts for the benefit of others. As a result, National Financial and Schwab may be deemed to control the Fund.

NOTE 7. CAPITAL LOSS CARRYFORWARDS

At March 31, 2005, the Fund had available for federal tax purposes an unused capital loss carryforward of $82,401 which expires in 2013.

Capital loss carryforwards are available to offset future realized gains. To the extent that these carryforwards are used to offset future realized capital gains, it is probable that the amount which is offset will not be distributed.

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

On December 28, 2004, an ordinary income distribution of $0.0420 per share was declared. The dividend was paid on December 28, 2004 to shareholders of record on December 27, 2004.

The tax character of distributions paid during the fiscal year ended March 31, 2005 was as follows:

	2004
Ordinary Income	$ 94,397
Total distributions paid	$ 94,397

As of March 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$ 54,872
Unrealized appreciation (depreciation)	1,261,353
	$ 1,316,225

The differences between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and post-October losses.

The Fund paid no distributions during the six months ended September 30, 2005.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the 12-month period ended June 30, 2005 are available without charge, upon request: (1) by calling the Fund at (800) 506-9245; and (2) on the Commission's website at www.sec.gov.

DIRECTORS
Douglas G. Ciocca
Scott A. Sadaro
Alan M. Farris
David M. Brown
Anthony L. Tocco

OFFICERS
Douglas G. Ciocca, President and Chief Executive Officer
Scott A. Sadaro, Secretary, Treasurer and Chief Financial Officer
Carol D. Sloan, Chief Compliance Officer
Freddie Jacobs, Jr., Assistant Treasurer

INVESTMENT ADVISOR
Weldon Capital Management, Ltd.
4747 West 135th Street, Suite 100
Leawood, Kansas 66224

DISTRIBUTOR
Unified Financial Securities, Inc.
431 North Pennsylvania Street
Indianapolis, Indiana 46204

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Grant Thornton LLP
175 West Jackson
Chicago, Illinois 60604

LEGAL COUNSEL
Thompson Coburn LLP
One US Bank Plaza
St. Louis, Missouri 63101

CUSTODIAN
U.S. Bank, N.A.
425 Walnut St.
Cincinnati, Ohio 45202

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT
Unified Fund Services, Inc.
431 North Pennsylvania Street
Indianapolis, Indiana 46204

Item 2. Code of Ethics. NOT APPLICABLE

Item 3. Audit Committee Financial Expert. NOT APPLICABLE

Item 4. Principal Accountant Fees and Services. NOT APPLICABLE

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE

Item 6. Schedule of Investments. NOT APPLICABLE – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. NOT APPLICABLE

Item 8. Purchases of Equity Securities by Closed-End Funds. NOT APPLICABLE

Item 9. Submission of Matters to a Vote of Security Holders. NOT APPLICABLE

Item 10. Controls and Procedures.

(a) Based on an evaluation of the registrant's disclosure controls and procedures as of December 8, 2005 the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) Not Applicable

(a)(2) Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3) Not Applicable

(b) Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.